UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 AMENDMENT NO. 2

                                       TO

                                 CURRENT REPORT
 PURSUANT TO SECTION 13 OR SECTION 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)   March 4, 2004
                                                  ------------------------------

                     Conversion Services International, Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware                       0-30420                 20-1010495
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(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)

             100 Eagle Rock Avenue
           East Hanover, New Jersey                               07936
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   (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code   (973) 560-9400
                                                     ---------------------------

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          (Former name or former address, if changed since last report)

PORTIONS AMENDED:

      The Registrant hereby amends Item 7 contained in the Registrant's Current Report on Form 8-K/A filed May 18, 2004 to provide the requisite financial information required by Item 7 including pro forma financial information. Except as set forth in Item 7 below, no other changes are made to the Registrant's Current Report on Form 8-K/A filed May 18, 2004.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Pro Forma Financial Information. Unaudited Financial Statements of DeLeeuw Associates, Inc. for the year ended December 31, 2003.

(b)   Exhibits.

99.1* Pro Forma Financial Statements for Conversion Services International, Inc.
      for the years ended December 31, 2003.

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*  Filed herewith.

Statements contained in this Current Report on Form 8-K/A, which are not historical facts, are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based largely on current expectations and are subject to a number of known and unknown risks, uncertainties and other factors beyond our control that could cause actual events and results to differ materially from these statements. These statements are not guarantees of future performance, and readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. We undertake no obligation to update publicly any forward-looking statements.

                                      # # #

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 30, 2004                    CONVERSION SERVICES INTERNATIONAL, INC.


                                     By: /s/ Scott Newman
                                         ---------------------------------------
                                         Name:  Scott Newman
                                         Title: President and Chief Executive
                                                Officer